Exhibit 10.4

TRADEMARK ASSIGNMENT OF SECURITY

WHEREAS, REIS SERVICES, LLC, a Maryland limited liability company, located at 530 Fifth Avenue, New York, New York (“Borrower”), has adopted, used and is using the marks shown in the attached Schedule A (the “Marks”), for which there are registrations or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

WHEREAS, Borrower is obligated to CAPITAL ONE, NATIONAL ASSOCIATION (“Lender”) pursuant to (i) a certain Loan and Security Agreement, dated the date hereof, among Lender, Borrower and the other credit parties named therein and (ii) a certain Trademark Collateral Security Agreement, dated the date hereof, made by Borrower in favor of Lender (as each may be amended, modified, restated or supplemented from time to time, collectively, the “Agreements”); and

WHEREAS, pursuant to the Agreements, Borrower is granting to Lender a security interest in the Marks, the goodwill of the business symbolized by the Marks, and the registrations and applications therefor.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby assign unto Lender and grant to Lender a security interest in and to the Marks, together with the goodwill of the business symbolized by the Marks, and registrations and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

Borrower expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Dated: October 16, 2012

REIS SERVICES, LLC

By:	/s/ Mark P. Cantaluppi
Name:	Mark P. Cantaluppi
Title:	Chief Financial Officer

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Marc Einerman
Name:	Marc Einerman
Title:	Vice President

SCHEDULE A

Schedule A to a Trademark Assignment of Security dated October 16, 2012, by and between REIS SERVICES, LLC and CAPITAL ONE, NATIONAL ASSOCIATION.

REGISTRATION OR APPLICATION NO.	REGISTRATION OR FILING DATE	MARK
3,841,149	8/31/10	REIS

3,519,406	10/21/08	Reis Logo

3,163,818	10/24/06	YOUR WINDOW ONTO THE REAL ESTATE MARKET

3,970,125	5/31/11	REISREPORTS

Schedule A - 1